NYLIM VP FUNDS TRUST
NYLIM VP Newton Technology Growth Portfolio
(the “Portfolio”)

Supplement dated October 30, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective immediately:

1. Vijay Anand, CFA, is added as lead portfolio manager of the Portfolio.

2. The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Newton Investment Management North America, LLC	Vijay Anand, CFA, Lead Portfolio Manager	Since October 2026

Robert C. Zeuthen is no longer a portfolio manager of the Portfolio. All references to Mr. Zeuthen as a portfolio manager are deleted from the Summary Prospectus, Prospectus and SAI. Brian Byrnes will continue to serve as a portfolio manager of the Portfolio.

3. The subsection entitled “Portfolio Manager Biographies” under the heading “The Trust and its Management” in the Prospectus is amended to include the following:

Vijay Anand, CFA

Mr. Anand has managed the NYLIM VP Newton Technology Growth Portfolio since October 2026. Mr. Anand is a portfolio manager and research analyst on the fundamental equity team at BNY Investments Newton and has covered the global technology sector since 2006. Prior to joining BNY Investments Newton in October 2025, Mr. Anand held positions at buy-side firms including Schroders and Katamaran Capital and sell-side firms including Jefferies, Mirabaud and Execution. Mr. Anand holds a Bachelor of Technology (Honours) from the Indian Institute of Technology, Kharagpur, and is a CFA® charterholder.

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